                                                                   Exhibit 10.38

                                   DEBENTURE

                                                                         [CAYMAN
                                                                         ISLANDS
                                                                            $2
                                                                          Stamp]


     THIS DEBENTURE is made the first day of June 1979.

     BETWEEN: CAYMAN WATER COMPANY LIMITED a company incorporated and existing under the laws of the Cayman Islands with registered office in George Town, Grand Cayman, Cayman Islands

     DULY RECORDED
THIS 29TH DAY OF JUNE 1979
      VOLUME LXIV
  ENTRY ON 207 TO 265

    /s/                            (hereinafter called "the Borrower")
    -------------------------
    PUBLIC RECORDER                OF THE FIRST PART


          AND: THE ROYAL BANK OF CANADA of P.O. Box 245, George Town, Grand Cayman, Cayman Islands

CERTIFIED A TRUE AND CORRECT
COPY OF THE                        (hereinafter called "the Bank")

    /s/
    -------------------------
    PUBLIC RECORDER                OF THE SECOND PART


          AND:                     PHILIP H. LUSTIG of P.O. Box 434,
                                   Grand Cayman, Cayman Islands


                                   (which shall include his personal
                                   representatives heirs and assigns)

                                   OF THE THIRD PART


          AND: CAYMAN PUBLIC UTILITIES LTD. a Cayman Islands company having its registered office at George Town, Grand Cayman, Cayman Islands

                                   (which shall include the nominees and
                                   assigns whomsoever of Cayman Public
                                   Utilities Ltd.)

                                   OF THE FOURTH PART

[PUBLIC RECORD OFFICE CAYMAN ISLANDS STAMP]

W H E R E A S: -

The Bank has agreed to extend credit facilities to the Borrower to the extent of CI$200,000.00 upon having the repayment thereof secured with interest thereon in manner hereinafter appearing.

NOW THIS DEED WITNESSETH as follows:-

1.   In consideration of the said agreement:-

     (a) The Borrower hereby covenants with the Bank that the Borrower will on demand in writing made to the Borrower pay or discharge to the Bank all monies and liabilities which shall for the time being (and whether on or at any time after such demand) be due owing or incurred to the Bank by the Borrower whether actually or contingently and whether solely or jointly with any other person and whether as principal or surety including interest discount commission or other lawful charges and expenses which the Bank may in the course of its business charge in respect of any of the matters aforesaid or for keeping the Borrower's account and so that interest shall be computed and compounded according to the usual mode of the Bank as well after as before any demand made or judgement obtained hereunder and will on such demand also retire all bills or notes which may for the time being be under discount with the Bank and to which the Borrower is a party whether as drawer acceptor maker or endorser without any deduction whatsoever.

(b) A demand for payment or any other demand or notice under this Debenture may be made or given by any manager or officer of the Bank or of any branch thereof by letter addressed to the Borrower and sent by registered post to or left at the charged property or at the last known place of business or abode of the Borrower or at the option of the Bank if the Borrower is a company its registered office and if sent by post shall be deemed to have been made or given at noon on the third day following the day the letter was posted.

(c) The Bank shall be at liberty from time to time to give time for payment of any bills of exchange promissory notes or other securities which may have been discounted for or received on account from the Borrower by the Bank or on which the Borrower shall or may be liable as drawer acceptor maker endorser or otherwise to any parties liable thereon or thereto as the Bank in its absolute discretion shall think fit without releasing the Borrower or affecting the Borrower's liability under this Debenture or the security hereby created.

(d) The Bank shall on receiving notice that the Borrower has incumbered or disposed of the charged property or any part thereof be entitled


[PUBLIC RECORD OFFICE CAYMAN ISLANDS STAMP] to close the Borrower's then current account or accounts and to open a new account or accounts with the Borrower and (without prejudice to any rights of the Bank to combine accounts) no money paid in or carried to the Borrower's credit in any such new account shall be appropriated towards or have the effect of discharging any part of the amount due to the Bank on any such closed account.

     (e) This Charge shall be a continuing security to the Bank notwithstanding any settlement of account or other matter or thing whatsoever and shall not prejudice or affect any security which may have been created by any deposit of title deeds or other documents which may have been made with the Bank prior to the execution hereof relating to the charged property or to any other property or any other security which the Bank may now or at any time hereafter hold in respect of the moneys hereby secured or any of them or any part thereof respectively.

     (f) The Bank shall be entitled to apply all or any moneys received by it from the Borrower or any person or persons liable to pay the same on the Borrower's account to any account of the Borrower with the Bank to which the same may be applicable.

2. For further securing the payment of all sums due or that may become due hereunder the Borrower as beneficial owner:-

     (i) charges by way of first legal charge the land belonging to the Borrower comprised within Registration Section West Bay Beach North Block 11D Parcel 8 of which the Borrower warrants to the Bank that it is the registered proprietor with absolute title and the Borrower covenants that it will at its own cost and expense execute stamp register and deliver to the Bank a first registered Charge against the title to the said Parcel 8 by way of collateral and additional security expressed to be supplemental hereto;

[PUBLIC RECORD OFFICE CAYMAN ISLANDS STAMP]

(ii) assigns to the Bank all and singular the goods chattels and things described in the Schedule hereto together with all additions replacements and improvements affixed or attached thereto to hold the same unto and to the use of the Bank absolutely subject to the proviso for re-assignment and the terms and conditions hereinafter contained AND subject also to the right of the Borrower to remain in possession thereof until the Bank's security shall have become enforceable and to effect repairs and replacements in the ordinary course of business.

(iii) charges by way of first floating security all the undertaking and all other assets of the Borrower with the exception of those items contained in sub-clauses (i) and (ii) hereof and all its property whatsoever and wheresoever both real and personal present and future including its uncalled capital for the time being but so that the Borrower shall not be at liberty to create any other charge or mortgage which will rank in priority to or pari passu with or second or subsidiary to this security or to sell the undertaking of the Borrower or any portion thereof or to deal with its book or other debts or securities for money otherwise than in the ordinary course of its business;

(iv) assigns to the Bank the goodwill and connection of the business or businesses now or at any time during the continuance of this security carried on by or for the account of the Borrower and the benefit of all licences held in connection therewith excluding any licences or franchises granted by the Government of the Cayman Islands.


3. The charges and assignments hereby made shall rank in point of security pari passu with the existing charge bill of sale and floating charge over all the assets of the Borrower in favour of Philip H. Lustig as provided in an Agreement of even date between Philip H. Lustig (1) the Bank (2) and the Borrower (3) as varied from time to time (and so that subject to any variation thereto all net sums realised upon enforcement of such securities shall be applied as to 75% thereof to the Bank and 25% thereof to Lustig) but in priority to a floating charge over the assets of the

[Public Record Office Cayman Islands stamp]

    Borrower in favour of Cayman Public Utilities Ltd., and the said Cayman Public Utilities Ltd., as evidenced by its execution of these presents but subject to the proviso hereinafter contained hereby subordinates all securities presently held by it for the debt owed by the Borrower to it to all charges and assignments hereby made or to be made in favour of the Bank to the intent that the Bank shall provided that the principal sum secured by this Debenture does not exceed CI$200,000.00 or its equivalent in United States Dollars always rank as pari passu first chargee of all the assets of the Borrower in priority to all security interests present and future of Cayman Public Utilities Ltd., and Philip H. Lustig and Cayman Public Utilities Ltd., hereby respectively covenant with the Bank that they will not without the previous written consent of the Bank advance any further sums to the Borrower upon the security of any of the assets of the Borrower.

4.  If:-

    (i)   the Borrower shall acquire any additional land; or

    (ii) Cayman Public Utilities Ltd., shall call for any fixed charge upon any assets of the Borrower pursuant to Clause 7 of a Deed of Assignment made the 1st day of December 1978 between First Cayman Building and Development Limited the said Cayman Public Utilities Ltd., and the Borrower recorded on 19th January 1979 at Volume LXIII Entry No. 260 Folio 232; or

    (iii) the Bank shall by written notice to the Borrower require a fixed charge upon any assets of the Borrower not being stock in trade book debts or any other current or circulating asset;

    then the Borrower shall at its own expense grant to the Bank and to Philip
    H. Lustig first fixed charges on such land or asset aforesaid which charges shall rank pari passu with each other in accordance with the terms of the agreement of even date referred to in Clause 3 of this Debenture or any variation of such agreement but which shall rank in priority to all charges present and future in favour of Cayman Public Utilities Ltd., provided always that the amounts thereby secured to the

[PUBLIC RECORD OFFICE CAYMAN ISLANDS STAMP]

    Bank and to Philip H. Lustig shall not in the aggregate exceed CI$400,000.00 or the equivalent in United States Dollars; and Cayman Public Utilities Ltd. hereby consents to the subordination as aforesaid of its charges present and future.

5. Notwithstanding any other provisions of this Debenture all sums owing and other monies payable hereunder shall become immediately due and payable and the first floating security hereby created shall become fixed and all unpaid interest and any other monies secured hereby or by any collateral or additional charges or securities hereto shall become immediately due and payable and in addition to all other rights or powers statutory or otherwise which will also then arise and become immediately exercisable the Bank shall have power to appoint any person or persons to be a Receiver and Manager of the property hereby charged or any part thereof at such remuneration and on such basis and on such other terms and conditions as the Bank shall specify in its appointment and to remove any Receiver and Manager so appointed and appoint another or others in his or their place as follows:-


    (i) If the Borrower shall default in the payment of any monies due or owing hereunder or


    (ii) If any representation or warranty made in or in connection with this Debenture or the execution and delivery thereof or in any document or certificate furnished pursuant hereto shall prove at any time to have been incorrect in any material respect or


    (iii) If the Borrower shall default in the performance or observance of an agreement covenant stipulation or obligation contained or implied in this Debenture whether negative or otherwise (other than obligations in respect of the payment of any monies hereunder) or

    (iv) If by or under the authority of any Government the management of the Borrower or its authority in the conduct of its business is curtailed to the point of making it effectively inoperative by any seizure or intervention or proceedings of any nature or

[PUBLIC RECORD OFFICE CAYMAN ISLANDS STAMP]

   (v) If a judgement against the Borrower for any sum exceeding One Hundred Cayman Islands Dollars (CI$100.00) or an order involving the payment by the Borrower of One Hundred Cayman Islands Dollars (CI$100.00) or more without the necessity of a judgement shall be obtained in any Court and shall remain unsatisfied for seven (7) days or

   (vi) If a distress or execution shall be levied or enforced upon or against any of the chattels or property of the Borrower and shall not be satisfied within seven (7) days of the levy or enforcement of such distress or execution or

   (vii) If the Borrower makes or attempts to make any alteration to the provisions of its Memorandum or Articles of Association which might in the opinion of the Bank affect its interests hereunder or shall fail or neglect to comply with any or all of the provisions of the Companies Law 1960 or any statutory modification or re-enactment thereof or any other of the laws of the Cayman Islands in so far as the same may relate to it or

   (viii) If the Borrower shall without the written consent of the Bank assign any of its book debts or pledge any of its assets or create or purport or attempt to create any charge mortgage or incumbrance ranking or which may by any means be made to rank pari passu with or in priority to this Debenture or second or subsidiary to this Debenture or

   (ix) If an order is made or an effective resolution is passed for the winding up of the Borrower except for the purpose of a reconstruction or amalgamation the terms of which have been previously approved in writing by the Bank or

   (x) If an incumbrancer takes possession or a receiver is appointed of any part of the assets of the Borrower or

   (xi) If any event shall occur or circumstances exist by which all or any part of the security for the indebtedness of the Borrower to Philip
          H. Lustig shall become enforceable or



                  [PUBLIC RECORD OFFICE CAYMAN ISLANDS STAMP]

        (xii) If the Borrower ceases or threatens to cease to carry on its business or substantially the whole of its business or

        (xiii) If the Borrower shall have sold or (save as may be provided in any license or franchise from the Government of the Cayman Islands) agreed to sell the whole of its undertaking or any substantial port thereof otherwise than with the previous written consent of the Bank or

        (xiv) If the Borrower is unable to pay its debts within the meaning of Section 92 of the Companies Law 1960 or any statutory modification or re-enactment thereof or

        (xv) If at any time the Bank shall in good faith determines that a material adverse change in the financial condition of the Borrower has occurred and that the Borrower is unlikely to be able to meet any of is obligations hereunder or

        (xvi) If there shall be any breach or default whatsoever of any of the express or implied terms and conditions of any of the said collateral or additional charges or securities hereto or

        (xvii) If by or as a result of the act default or omission of the Borrower or any third party the Bank in its sole discretion is of the opinion that its security is threatened or in jeopardy or might become so.

6. In addition to all other powers vested in him by Law or otherwise a Receiver and Manager shall have the following powers:-

        (i) To receive the rents and profits of the property hereby charged from the present and future tenants users and occupiers thereof and in the case of the non-payment thereof to use all and any lawful remedies for recovering and obtaining payment of the same and to do all things necessary and proper for recovering and receiving the same as fully and effectually as the Borrower could do



                  [PUBLIC RECORD OFFICE CAYMAN ISLANDS STAMP]

(ii) The Borrower by these presents directs the present and future tenants users and occupiers of the property hereby charged to pay the said rent and profits of the same to the Receiver and Manager when so appointed

(iii) The receipt of the Receiver and Manager shall be an effectual discharge to such tenants users and occupiers for such rents and profits

(iv) The Receiver and Manager is hereby authorised to make such allowances to and arrangements and compromises with such tenants users and occupiers as he or they shall think fit and to give notice to quit take actions for ejectment and recovery of possession of any buildings assets or otherwise and to relet such buildings assets or any part thereof from time to time to such persons and upon such terms and conditions as he or they may consider reasonable

(v) To take possession of collect and get in any property hereby charged and for that purpose to take any proceedings in the name of the Borrower or otherwise as may seem expedient

(vi) To carry on manage or concur in carrying on and managing the business of the Borrower or any part thereof and for any of those purposes to raise or borrow any money that may be required upon the security of the whole or any part of the property hereby charged

(vii) To appoint managers accountants lawyers agents officers servants and workmen for any of the aforesaid purposes at such salaries or remuneration and for such periods and on such terms as he or they may determine

(viii) To sell or concur in selling and to let or concur in letting and to accept surrenders of leases or tenancies of all or any of the property hereby charged and to carry any such sale letting or surrender into effect by conveying transferring leasing letting or accepting surrenders in the name and on behalf of the Borrower or other the estate owner and any such sale may be for cash


[PUBLIC RECORD OFFICE CAYMAN ISLANDS STAMP] debentures or other obligations shares stock or other valuable consideration and may be payable in a lump sum or by installments spread over such period as the Bank shall think fit and plant machinery and other fixtures may be severed and sold separately from the premises containing them without the consent of the Borrower being obtained thereto

    (ix) To make any arrangement or compromise which he or they shall think expedient in the interests of the Bank

    (x) To make and effect all repairs improvements and insurances and renew such of the plant machinery chattels and effects of the Borrower as shall be worn out lost or otherwise become unserviceable or as he or they shall think fit

    (xi) To do all such other acts and things as may be considered to be incidental or conducive to any of the matters and powers aforesaid and which he or they may and can lawfully do as agent for the Borrower.

7. Any and all monies received by such Receiver and Manager shall be applied as follows:-

    (i)   In the discharge of all rents and taxes;

    (ii) In satisfying all encumbrances if any ranking in priority to this security;

    (iii) In paying his or their remuneration costs and expenses;

    (iv) In paying all monies due to the Bank and the said Philip H. Lustig in accordance with the agreement of even date between Philip H. Lustig
          (1) the Bank (2) and the Borrower (e) as the same may from time to time be varied;

    (v) In paying the balance if any to the Borrower or any subsequent chargee of which such Receiver and Manager has notice.

8. A Receiver and Manager appointed by the Bank shall be the agent of the Borrower and the Borrower shall alone be liable for his or their acts defaults or remuneration.

9. The Borrower hereby irrevocably appoints the Bank and any Attorney of the Bank and any Receiver and Manager appointed pursuant to Clause 5



                  [PUBLIC RECORD OFFICE CAYMAN ISLANDS STAMP] hereof to be the Attorney of the Borrower in the name and on behalf of the Borrower to execute and give any assurances and other things which the Borrower ought to execute and do under the provisions hereof and generally to use the name of the Borrower in the exercise of all or any of the powers hereby conferred on the Bank or any Receiver and Manager appointed by it.

10. After the security constituted by this Debenture has become enforceable the Borrower shall from time to time and at all times thereafter execute and do all such assurances and things as the Bank or any Receiver and Manager appointed by it may require for facilitating the realisation of the property hereby charged and for exercising all the powers authorities and discretions hereby conferred on the Bank and any Receiver or Receivers appointed by it and in particular the Borrower shall:-

     (i) execute assignments transfers or any other assurances of the property hereby charged as the Bank or any Receiver or Receivers appointed by it may require to the Bank or to its nominee

     (ii) perform or cause to be performed all acts and things requisite or desirable for the purpose of giving effect to the exercise of the said powers and authorities and

     (iii) give all notices orders and directions which the Bank or any Receiver and Manager appointed by it may think expedient.

11. The Bank shall not nor shall any Receiver and Manager appointed by it by reason of the Bank or such Receiver and Manager entering into possession of the property hereby charged or any part thereof be liable to account as mortgagee in possession for anything except actual receipts or be liable for any loss upon realisation or for any default or omission for which a mortgagee in possession might be liable.

12. No purchaser chargee or other person or company dealing with the Bank or with any Receiver and Manager appointed by it or with his its or their attorneys or agents shall be concerned to inquire whether the powers exercised or purported to be exercised have become exercisable

[PUBLIC RECORD OFFICE CAYMAN ISLAND STAMP] or whether any money remains due actually or contingently on the security of this Debenture or as to the necessity or expediency of the stipulations and conditions subject to which any sale shall have been made or otherwise as to the propriety or regularity of such sale calling in collection or conversion or to see to the application of any money paid to the Bank and in the absence of malafides on the part of such purchaser chargee or other person or company such dealing shall be deemed so far as regards the safety and protection of such purchaser chargee person or company to be within the powers hereby conferred and to be valid and effectual accordingly. Provided that this Clause shall be without prejudice to all and any rights and remedies of the Borrower and all persons or companies claiming through the Borrower for any impropriety on the part of the Bank or any Receiver Manager Attorney or Agent as aforesaid.

13. The Borrower hereby represents and warrants to the Bank that it is a duly organised corporation existing in good standing under the Laws of the Cayman Islands and that it is duly qualified to do business wherever necessary to carry on its present operations and that the making and performance of this Debenture is within its powers having been duly authorised by all necessary governmental and corporate approvals and does not contravene any law or any contractual restriction binding on the Borrower and that this Debenture is a legal valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms and that there are no pending or threatened actions or proceedings before any court or administrative agency which may materially adversely affect the Borrower or its financial conditions and operations.

14. The Borrower hereby further covenants with the Bank in respect of the property hereby charged as follows:-

     (i) To insure and at all times keep insured by way of an all risks insurance policy in the names of the Borrower and the Bank against fire earthquake windstorm riot and fire arising therefrom


[PUBLIC RECORD OFFICE CAYMAN ISLANDS STAMP] respectively accidental damage theft or such other risks as the Bank may require all property of the Borrower of an insurable nature to its full insurable value to the satisfaction of the Bank in an insurance office acceptable to the Bank and on demand to deliver to the Bank all such policies of insurance and all receipts and vouchers for the payment of premiums and the proceeds of any such insurance will be payable to the Bank whose receipt shall be a good and sufficient discharge therefor and may at the option of the Bank be applied towards the replacement of the property or repayment of any moneys owed by the Borrower hereunder

(ii) At all times during the continuance of this Debenture to keep up and maintain and preserve all the property of the Borrower in good and merchantable order and condition

(iii) Save in the ordinary course of use or enjoyment or for the purpose of effecting repairs not to part with the possession of nor to remove any property of the Borrower from the premises where the same are usually stored or kept nor in any event to cause or permit the same to be removed from the Cayman Islands without the consent in writing of the Bank

(iv) Not to transfer lease let or hire or part with the possession or create or suffer to be created any mortgage or charge or lien or make any assignment on or of the property hereby charged or any of the property of the Borrower without the consent in writing of the Bank

(v) To pay to the Bank on demand all costs charges and expenses incurred or to be incurred by the Bank in relation to those presents or any default hereunder or the protection or enforcement of any of the rights of the Bank hereunder together with the stamp duty and recording fees hereon

(vi) That the Bank shall be entitled by its officers servants or agents at all times during the continuance of this Debenture with or without workmen agents or servants to enter upon any premises of

[PUBLIC RECORD OFFICE CAYMAN ISLANDS STAMP] the Borrower or any part or parts thereof and to view search and see the state and condition of the property of the Borrower or any part or parts thereof with full and free power of ingress egress and regress for such purpose and of all decays defects and wants of preservation and maintenance found upon such inspection to give or leave notice in writing to the Borrower which shall forthwith make good repair and supply according to any notice given hereunder so as at all times to keep up maintain and preserve the property of the Borrower in good order and condition

(vii)  To carry on its business in a proper and efficient manner

(viii) Not to sell or otherwise dispose of the whole or any substantial part of its undertaking or assets without the consent in writing of the Bank

(ix) At all times during the continuance of this security to pay all licence duties assessable on any of the property hereby charged and the rents rates and taxes of the several premises wherein such property or any part thereof shall be and to keep such property from being distrained for rents rates or taxes or from being taken under any execution and at all times to produce on demand to the Bank the receipts for such rents rates and taxes

(x) To furnish to the Bank a balance sheet profit and loss account and trading account showing the true position of the Borrower's affairs in every year certified by a Chartered Account approved by the Bank or other the auditor for the time being of the Borrower approved by the Bank and also on demand from time to time to furnish such other information respecting the monthly trading and operating figures as well as the assets and liabilities of the Borrower as the Bank may require

(xi) So long as any money remains owing to the Bank hereunder not to declare any dividend in favour of its shareholders without the prior written consent of the Bank which consent shall not be unreasonably withheld.


[PUBLIC RECORD OFFICE CAYMAN ISLANDS STAMP]

15. It shall be lawful for but not obligatory on the Bank to advance and pay all sums of money necessary for the purpose of remedying any breach or breaches of covenants or obligations whether imposed on the Borrower under the provisions of this Debenture or any collateral or additional charges or securities hereto or implied by law and all monies so paid and all costs and expenses incurred by the Bank in relation to any inspection and notice or the repairs or amendments mentioned in paragraph 14 (vi) hereof shall be repayable on demand and in the meantime shall be a charge on the property of the Borrower in addition to the other monies hereby secured and shall bear interest at the prevailing applicable interest rate computed from the time or times of paying or advancing the same.

16. No neglect omission or forebearance on the part of the Bank to take advantage of or enforce any right or remedy arising out of any breach or non-observance of any covenant or condition herein or in any collateral or additional charges or securities hereto contained or implied shall be deemed to be or operate as a general waiver of such covenant or condition or the right to enforce or take advantage of the same in respect of any breach or non-observance thereof either original or recurring.

17. This Debenture is in addition to and not in substitution for any other security held by the Bank for all or any part of the money secured hereunder and it is understood and agreed that the Bank may pursue its remedies thereunder or hereunder concurrently or successively at its option and any judgement or recovery hereunder or under any other security held by the Bank for the monies secured hereunder shall not affect the rights of the Bank to realise upon this or any other such security and any default in the terms of this Deed shall constitute a default in the terms of any other security held by the Bank and vice versa.

[PUBLIC RECORD OFFICE CAYMAN ISLANDS STAMP]

18. This Debenture shall at the Borrower's expense be impressed in the first instance with stamp duty to cover a principal sum of together with interest thereon but the Bank shall be at liberty and is hereby empowered at any time or times hereafter (without any further licence or consent on the part of the Borrower) to impress additional stamp duty hereon or on any collateral or additional charges or securities hereto at the Borrower's own cost and expense to cover any sum or sums by which the Borrower's indebtedness to the Bank may exceed the said amount and in the event of such upstamping as aforesaid the Borrower hereby covenants and agrees with the Bank that this Debenture and the property hereby charged and the properties comprised in any collateral or additional charges or securities hereto shall stand security for such additional sum or sums and be charged with the payment thereof and all other monies including interest due hereunder.

19. If and when all sums due or that may become due hereunder and all interest and all other charges have been paid to the Bank in accordance with the terms hereof the Bank will at the request and cost of the Borrower appropriately discharge or cause satisfaction to be expressed therefor in respect of this Debenture and all other securities held by the Bank pursuant to this Debenture.

20. The expression the Bank hereinbefore used shall include the Bank's assigns whether immediate or derivative and any appointment or removal under Clause 5 hereof may be made by writing signed or sealed by any of such assigns and the Borrower hereby irrevocably appoints each of such assigns to be its attorney in the terms and for the purposes in Clause 9 hereinbefore set forth.

21. This Debenture and any collateral or additional charges or securities hereto shall be governed and construed solely according to the Laws of the Cayman Islands.

      [PUBLIC RECORD OFFICE CAYMAN ISLANDS STAMP]

22.  (i)   Phillip H. Lustig and Cayman Public Utilities Ltd., are parties to this Debenture only for the purposes expressed herein and neither of them shall be obligated by any covenant agreement or provision herein by which they are not expressly stated to be obligated

     (ii) Neither Clause 18 nor any other provision of this Debenture shall be construed as a consent on the part of Cayman Public Utilities Ltd., to subordinate all or any part of its security from the Borrower to the securities of the Bank and Philip H. Lustig to the extent that the principal amounts secured by the said charges shall in the aggregate exceed CI$400,000.00 or the equivalent in United States Dollars

     (iii) Cayman Public Utilities Ltd., hereby acknowledges and consents to the arrangements between the Bank and Philip H. Lustig by which the respective indebtedness of the Borrower to each of them and the security therefor shall be held by the Bank with such indebtedness as the Bank and Philip H. Lustig may from time to time agree

     (iv) The Bank acknowledges that it has received a copy of the Letter of Intent dated 13th October 1978 between the Cayman Islands Government and the Borrower. Nothing contained in the said Letter of Intent or in the Legislation or franchise referred to therein shall constitute a breach of this Debenture or entitle the Bank to enforce its security or accelerate repayment of any part of the indebtedness of the Borrower.

23. The Bank expressly reserves the right to consolidate this Debenture with any collateral or additional charges or securities hereto notwithstanding any statutory provisions to the contrary.


                                S C H E D U L E
                                ---------------

The goods chattels and things of the within Borrower comprised in the attached Inventory thereof as initialled by and on behalf of the within Borrower

[PUBLIC RECORD OFFICE CAYMAN ISLANDS STAMP]

IN WITNESS WHEREOF CAYMAN WATER COMPANY LIMITED and CAYMAN PUBLIC UTILITIES LTD., have caused their respective Common Seals to be hereunto affixed by and this Debenture to be signed by their duly authorised persons in that behalf and PHILIP H. LUSTIG has hereunto set his hand and affixed his seal the day and year first above written.


THE COMMON SEAL of CAYMAN WATER COMPANY    )      CAYMAN WATER COMPANY LIMITED
                                           )
LIMITED was hereunto affixed by            )
                                           )
C. Flowers, L. Downer and by               )      Per: /s/ C. Flowers
                                           )      -----------------------------
in the presence of:-                       )                           Director
                                           )
 /s/ illegible                             )      Per: /s/ L. Downer
------------------------------------------ )      -----------------------------
Witness                                                                Director


THE COMMON SEAL of CAYMAN PUBLIC UTILITIES )      CAYMAN PUBLIC UTILITIES LTD.
                                           )
LTD., was hereunto affixed by              )
                                           )
                                    and by )      Per:  /s/ illegible
                                           )      ----------------------------
                                           )                           Director
in the presence of:-                       )
                                           )
 /s/ illegible                             )      Per: /s/ illegible
------------------------------------------ )      ----------------------------
Witness                                                               Secretary


SIGNED, SEALED and DELIVERED by the said   )
                                           )
PHILIP H, LUSTIG in the presence of:-      )
                                           )
 /s/ illegible                             )      /s/ PHILIP H. LUSTIG
------------------------------------------ )      ----------------------------
Witness                                           PHILIP H. LUSTIG


[PUBLIC RECORD OFFICE CAYMAN ISLANDS STAMP]

I,               of George Town, Grand Cayman make oath and say:-

1. The foregoing Deed bearing date the 1st day of June One Thousand Nine Hundred and Seventy Nine between CAYMAN WATER COMPANY LIMITED ("the Borrower") of the first part, THE ROYAL BANK OF CANADA ("the Bank") of the second part, PHILIP H. LUSTIG of the third part and CAYMAN PUBLIC UTILITIES LTD., of the fourth part was made by the Borrower on the 15th day of May One Thousand Nine Hundred and Seventy Nine.

2. I was present and did see L. Downer and C. Flowers, Director and Secretary respectively of the Borrower affix the Common Seal of the Borrower to the said Deed and sign the same as and for the proper act and deed of the Borrower and execute acknowledge and deliver the said Deed for the purposes therein mentioned on the 15th day of May One Thousand Nine Hundred and Seventy Nine between the hours of four and five in the afternoon at George Town, Grand Cayman, Cayman Islands.

3. The Borrower has its registered office at George Town, Grand Cayman, Cayman Islands and is a company duly incorporated and existing under the laws of the Cayman Islands.

4.   That the name            subscribed as a witness attesting to the due
     execution of the said Deed by the Borrower is of the proper handwriting of me this deponent and I reside at George Town, Grand Cayman and am an attorney.


                                                  /s/ illegible
                                                  ------------------------------


SWORN at George Town, Grand Cayman this 18th day of May One Thousand Nine Hundred and Seventy Nine.
                                                  /s/ illegible
                                                  ------------------------------
                                                  Justice of the Peace


[PUBLIC RECORD OFFICE CAYMAN ISLANDS STAMP]

I, Anthony D                of George Town make oath and say;-

1. The foregoing Deed bearing date the 1st day of June One Thousand Nine Hundred and Seventy Nine between CAYMAN WATER COMPANY LIMITED ("the Borrower") of the first part, THE ROYAL BANK OF CANADA ("the Bank") of the second part, PHILIP H. LUSTIG of the third part and CAYMAN PUBLIC UTILITIES LTD., of the fourth part was made by the said PHILIP H. LUSTIG on the 12th day of April One Thousand Nine Hundred and Seventy Nine.

2. I was present and did see the said PHILIP H. LUSTIG sign, seal and deliver the said Deed as and for his proper act and deed and execute acknowledge and deliver the said Deed for the purposes therein mentioned on the 12th day of April One Thousand Nine Hundred and Seventy Nine between the hours
     of ten and         in the morning at George Town.

3. The said PHILIP H. LUSTIG is a businessman and resides at Grand Cayman.

4.   That the name A. D            subscribed as a witness attesting to the due
     execution of the said Deed by the said PHILIP H. LUSTIG is of the proper handwriting of me this deponent and I reside at George Town and am an attorney.




                                                     /s/ illegible
                                                     -------------------------

SWORN at George Town this day of                     One Thousand Nine Hundred
and Seventy Nine.

                                                     /s/ illegible
                                                     -------------------------
                                                     justice of the Peace







[PUBLIC RECORD OFFICE CAYMAN ISLANDS STAMP]

I,               of George Town, Grand Cayman make oath and say:-

1. The foregoing Deed bearing date the 1st day of June One Thousand Nine Hundred and Seventy Nine between CAYMAN WATER COMPANY LIMITED ("the Borrower") of the first part, THE ROYAL BANK OF CANADA ("the Bank") of the second part, PHILIP H. LUSTIG of the third part and CAYMAN PUBLIC UTILITIES LTD., of the fourth part was made by the said CAYMAN PUBLIC
     UTILITIES LTD., on the    day of May One Thousand Nine Hundred and Seventy
     Nine.

2.   I was present and did see              and           , Director and
     Secretary respectively of the said CAYMAN PUBLIC UTILITIES LTD., affix the Common Seal of CAYMAN PUBLIC UTILITIES LTD., to the said Deed and sign the same as and for the proper act and deed of the said CAYMAN PUBLIC UTILITIES LTD., and execute acknowledge and deliver the said DEED for the purposes therein mentioned on the 1st day of May One Thousand Nine Hundred and
     Seventy Nine between the hours of      and     in the        at George
     Town, Grand Cayman, Cayman Islands.

3. The said CAYMAN PUBLIC UTILITIES LTD., has its registered office at George Town, Grand Cayman, Cayman Islands and is a company duly incorporated and existing under the laws of the Cayman Islands.

4.   That the name           subscribed as a witness attesting to the due
     execution of the said Deed by the Borrower is of the proper handwriting of me this deponent and I reside at George Town, Grand Cayman and am a Legal Secretary.



                                        /s/ illegible
                                        -------------------------

SWORN at George Town, Grand Cayman this 4th day of May One Thousand Nine Hundred and Seventy Nine.



                                        /s/ illegible
                                        -------------------------
                                        Justice of the Peace


                  [PUBLIC RECORD OFFICE CAYMAN ISLANDS STAMP]

Inventory of items which constitute the charge on Cayman Water Company by Royal Bank of Canada as collateral on the proposed borrowing of $C1200,000.

Land. 2.692 acres, Plot D11, Parcel 8, West Bay Beach North.

1 Meco Distillation Unit PD2100 M3A
1 Meco Distillation Unit PD2100 M3B (January '79)
1 Meco Distillation Unit PD2100 M3B (February '79)
1 100,000 gallon flexible reservoir
2 500,000 gallon flexible reservoir
1 Plant Building
1 Fibreglass tank and nozzles
1 Pressure Tank, pumps and controls
1 Beachwell and sea pipelines
  Pipeline distribution system

[PUBLIC RECORD OFFICE CAYMAN ISLANDS STAMP]